UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 9, 2024

Date of Report (Date of earliest event reported)

ARS Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39756	81-1489190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11682 El Camino Real, Suite 120 San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 771-9307

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SPRY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Furnished as Exhibit 99.1 to this report is a Company presentation, which is being presented by the Company beginning at 8:00 a.m. Eastern Time on August 12, 2024.

The information in Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

FDA Approval of neffy® (epinephrine nasal spray)

On August 9, 2024, ARS Pharmaceuticals, Inc. (the “Company”) announced that the U.S. Food and Drug Administration (“FDA”) approved neffy (epinephrine nasal spray) for the emergency treatment of allergic reactions (Type I), including anaphylaxis, in adults and children who weigh ≥30 kg.

The approval of neffy is based on data from five primary registration studies with a 2 mg intranasal dose of epinephrine. These primary clinical trials were supported by numerous pilot and supportive studies. neffy met all defined clinical endpoints and its pharmacokinetic and pharmacodynamic data were within the range of approved epinephrine injection products. These data included single- and twice-dosed studies in healthy adults, with self-administration and caregiver administration in Type I allergy patients, in pediatric patients ≥30 kg (66 lbs.) as well as in those with allergic rhinitis (congestion and runny nose). Adverse events in neffy clinical trials were generally mild in nature without any meaningful nasal irritation or pain, and no serious adverse events were reported in any clinical study.

neffy is expected to be available in the United States within eight weeks of FDA approval for patients who weigh greater than 30 kg (66 lbs.). The Company plans to file a supplemental NDA application with the FDA for neffy for children who weigh 15 to <30 kg by the end of the third quarter of 2024.

The European Committee for Medicinal Products for Human Use (the “CHMP”) adopted a positive opinion on June 27, 2024, recommending the granting of a marketing authorization for neffy (tradename EURneffy, in the European Union). The European Medicines Agency (“EMA”) decision is normally issued 67 days from the adoption of the CHMP opinion, and, if favorable, is followed by a grant of marketing authorization by the European Commission. Following the anticipated grant of marketing authorization by the European Commission expected in the third quarter of 2024, the Company anticipates that EURneffy will be made available to patients in Europe in the fourth quarter of 2024 by a pharmaceutical company with an already established commercial footprint in Europe.

Forward-Looking Statements

This report contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the timeline for neffy’s commercial availability; the Company’s plan to file a supplemental regulatory application for a neffy 1 mg product for children 15 kg to <30 kg; the timeline for potential regulatory approval and commercialization of EURneffy in Europe; and other statements that are not historical fact. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “plans,” “expected,” “will,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, the ability to maintain regulatory approval for neffy; results from clinical trials may not be indicative of results that may be observed in the future; potential safety and other complications from neffy; neffy may fail to achieve the degree of market acceptance by allergists, pediatricians and other physicians, patients, caregivers, third-party payors and others in the medical community necessary for commercial success; if we are unable to fully develop our sales, marketing and distribution capability, we may not be successful in commercializing neffy in the United States; the labeling for neffy in any future indication or patient population; the scope, progress and expansion of developing and commercializing neffy; the potential for payors to delay, limit or deny coverage for neffy; the size and growth of the market therefor and the rate and degree of market acceptance thereof vis-à-vis intramuscular injectable products; the CHMP positive opinion should not be relied on as an indication that EURneffy will ultimately be approved by the EMA; the EMA is not bound by the CHMP’s opinion or any of its recommendations; the labelling for EURneffy, if approved; the scope, progress and expansion of developing and commercializing EURneffy, if approved, including the ability to enter into distribution and/or partnering arrangements and obtain favorable reimbursement; the Company’s ability to protect its intellectual property position; and the impact of government laws, prescription drug price controls and regulations. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, filed with the SEC on August 6, 2024.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit Number	Description

99.1	Company Presentation, dated August 12, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARS PHARMACEUTICALS, INC.

Date: August 12, 2024	By:	/s/ Richard Lowenthal
Richard Lowenthal, M.S., MBA
President and Chief Executive Officer